Exhibit 99.1

Dawson James

LEGAL NOTICES AND DISCLAIMERS

PFO GLOBAL

- This presentation is for informational purposes only and is not intended for any other use. This presentation is not an offering memorandum or prospectus and should not be treated as offering material of any sort. The information contained in this presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities. This presentation is intended to be of general interest only, and does not constitute or set forth professional opinions or advice. The information in this document is speculative and may or may not be accurate. Actual information and results may differ materially from those stated in this document.
- PFO Global, Inc. (the "Company") makes no representations or warranties with respect to the accuracy of the whole or any part of this presentation and disclaims all such representations and warranties. Some of the data and industry information used in the preparation of this presentation (and on which the presentation is based) was published by third-party sources, and has not been independently verified, validated, or audited. Neither the Company nor its principals, employees, or agents shall be liable to any user of this document or to any other person or entity for the truthfulness or accuracy of information contained in this presentation or for any errors or omissions in its content, regardless of the cause of such inaccuracy, error, or omission. Furthermore, the Company, its principals, employees, or agents accept no liability and disclaim all responsibility for the consequences of any user of this document or anyone else acting, or refraining to act, in reliance on the information contained in this document or for any decision based on it, or for any actual, consequential, special, incidental, or punitive damages to any person or entity for any matter relating to this document, even if advised of the possibility of such damages.
- This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements express the Company's expectations or predictions of future events or results and may be identified by the use of forward-looking terms such as "anticipates," "assumes," "believes," "can," "could," "estimates," "expects," "forecasts," "guides," "intends," "may," "plans," "seeks," "projects," "aims," "targets," and "would" or the negative of such terms or other variations or comparable terminology. They are not historical facts or guarantees of future performance and are subject to many risks and uncertainties. There are a number of factors beyond the Company's control that could cause actual events or results to be significantly different from those described in the forward-looking statements, including but not limited to risks that we will not have sufficient working capital, we will be unable to generate sufficient cash to service our indebtedness, or we will not be able to successfully implement our business objectives, among others. Any or all of the forward-looking statements in this document or in any other statements the Company makes may turn out to be wrong and should not be regarded as a representation by the Company or any other person that its objectives, future results, levels of activity, performance or plans will be achieved. Except as required by applicable law, the Company does not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. For more information about the risk factors that may affect the realization of the Company's forward-looking statements, investors and security holders are urged to read the Company's filings with the Securities and Exchange Commission (the "SEC"), available free of charge on the SEC's website at http://www.sec.gov.

2

CAUTIONARY NOTE REGARDING FINANCIAL INFORMATION 3 • This presentation and the financial information contained herein (“Projections”) have not been audited or reviewed by our independent certified public accountants and accordingly they express no opinion or other form of assurance as to this financial information. • No representation or warranty of any kind is or can be made with respect to the accuracy or completeness of, and no representation or warranty should be inferred from, the Company’s Projections or the assumptions underlying them. No representation or warranty can be made as to the Company’s future operations or the amount of any future income or loss. Some assumptions on which the Projections are based may not materialize, and unanticipated events and circumstances will occur. Further, the Projections are not necessarily prepared nor are they presented in accordance with generally accepted accounting principles. Therefore, subsequent adjustments may be made that may cause the actual results achieved during the periods presented to vary from the Projections, and the variations may be significant and material. Prospective investors are cautioned not to rely on the Projections contained in the presentation and should not make an investment decision based on the Projections. The Projections are not complete and do not necessarily provide a clear picture of the future financial health of the Company. • The Company does not intend to update or otherwise revise the Projections to reflect circumstances existing or adjustments made after the date hereof or to reflect the occurrence of unanticipated events even if some or all of the underlying assumptions do not come to fruition. Any historical financial information contained herein may change significantly after the date hereof. • THIS INFORMATION IS CONFIDENTIAL AND HAS BEEN PROVIDED TO THE RECIPIENT FOR INFORMATIONAL PURPOSES ONLY AND NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IS MADE AS TO THE COMPLETENESS OR ACCURACY OF THE INFORMATION CONTAINED HEREIN.

4 • Growing Worldwide Prescription Lens Retail Market 19.2 20.3 65.4 121.9 0 20 40 60 80 100 120 140 160 2012 2020 USD Billions OUS U.S. • Highly Fragmented Global Optical Industry Prescription Lens Fulfillment Market Source: Statista, AOA Excel, Jobson Medical Information. 100 large chains 50,000 optical retail outlets 400,000 Eye Care Professionals (ECPs) $

5 Current Market Paradigm o Eye Care Provider’s (“ECP”) revenue model » Low reimbursement rates for eye exams » Depend on revenues from premium priced eyewear sales that individuals typically pay for out of pocket in excess of insurance coverage » Seeking opportunity for higher margins from lens fulfillment provider o Tightly controlled industry dominated by a handful of prescription lens manufacturers » Premium pricing and highly inefficient business models o Highly inefficient, high cost finished lens ordering model » High touch process at optical labs includes frame tracing and lens edging » Manufacturing done locally or regionally » Requires significant infrastructure

6 U.S. Managed Care Market $300 - $400 million market 91.6 116.0 52.2 59.0 57.2 82.0 0 50 100 150 200 250 300 2013 2023 Millions of Lives Medicaid Medicare Commerical » March Vision: State of Illinois Medicaid » VCDLabs: Oklahoma, Connecticut, Kansas, Iowa, Arizona, Florida o Penetrating managed care market through direct contract negotiation » MES » GB Pharma Source for Target Market Projections: Centers for Medicare and Medicaid Services, National Health Expenditure Accounts. Established Relationships Agreements Signed/ Targeted

7 Product (per pair) Competitor A Competitor B Competitor C Other Estimated Average Savings per Pair Estimated Average Savings % Free Form PAL CR39 $ 240 $220 $ 240 $59 $ 37 $153 80.5% Free Form PAL Poly $ 265 $ 245 $ 265 $ 76 $ 44 (RESOLUTION) $174 81.7% Premium AR (Crizal type) $ 65 $65 $65 $ 45 $ 10 $50 83.3% iBlu Coat $105 $105 $105 $85 $ 10 $ 90 90.0% Sample Price Comparison Estimated Average yearly savings of $33,600 per location or $1.2 billion across all U.S. locations

Simplify Business Model - Two key initiatives Smart Eyewear • Current US supply model dominated by 3 players (Essilor, Zeiss, HOYA) with multiple lab locations Large infrastructure, high cost • Smart Eyewear – Low cost Rx supply from overseas • Develop and expand current sales to the Eye Care Professional by focusing on key leverage points in the market Buy Groups Insurance plans Government work (Medicaid $300 - $400 million business) 9

Re Establish Optima Brand Lens Portfolio Optima – Strong brand name (PFO Global owns the trademark) • Sub brands – Resolution Polycarbonate (thin and impact resistant) – Hyper Index (thinnest lenses on the market) – Vitaris (Blue Blocking lenses) – Excellent ECP brand recognition – High quality – Super thin – Excellent optics 10

10 o Resolution ® Stress - free or stress - less polycarbonate lenses » Thinner, lighter and optically accurate, unbreakable » Hold their power and acuity to the lens edge » More suitable for rimless drilling » Premium price Resolution® Lens (Free of Birefringence) Other Polycarbonate Lens (High Birefringence)

Balance Sheet (Unaudited) ($ Millions) March-16 December-15 Cash $ 26 $ 26 Other Current Assets 1,156 1,314 Non-Current Assets 501 531 Total Assets 1,683 1,871 AP and accrued expenses 4,622 4,494 Debt, net of discount & accrued interest 17,437 15,825 Derivative liab. & Def. revenue 5,906 6,101 Equity (26,282) (24,549) Total Liabilities & Equity $ 1,683 $ 1,871 4

Income Statement (Unaudited) ($ Millions) March-16 March-15 Revenue $ 1,085 $ 988 Cost of goods sold 575 527 Gross Profit 510 461 Selling, General & Admin. Expenses 1,353 2,155 Loss from Operations (843) (1,694) Interest expense (1,189) (1,646) Other Income 227 777 Net Loss (1,805) (2,564) Net loss per common share, basic and diluted $ (0.09) $ (0.17) 5

Cap Table March 31, 2016 (Unaudited) Shares Outstanding 18,417,506 Treasury Stock 2,500,000 Warrants 12,939,297 Options 2,860,427 Total 36,717,230

GOAL Achieve positive cash flow before debt service by Q4 2016 14

2016 Sales Plan • Medical Vision Service (MES), new Medicaid Customer • Vision Source – Refocus growth opportunity to Optima and away from low cost supply • 3M – Work to gain the use Resolution Polycarbonate as lens of choice (safety eyewear) • Optima - Expansion of UVA/B and HEV (blue light) blocking lens VITARIS. – All lens casters aggressively marketing HEV blocking lenses raising industry awareness – National road show commencement July – Vision Service Plan (largest managed care provider in the US). Work to gain supply on Optima lenses including Vitaris • VCD - Continue growth of largest customer +50% YOY – Work to secure supply to 100 location MD practice in Florida • GB Pharma (US Veterans, US Head Start, University students) Testing in process. Rollout planned July • Work to aggressively expand Optima brand lenses across US wholesale distributors by offering customized marketing programs designed to support industry wide initiative for the brand and to drive product off of their shelves. 15

Representative Customers Update

PFO GLOBAL

VISION CARE DIRECT The vision plan your eye doctor recommends™	➢ Sole contracted supplier ➢ 5,000 ECP panel members that are supplied through VCD ➢ ***Update - Largest customer +50% YOY***
Vision Source	➢ 3,000+ ECP member offices ➢ PFO Global offers most competitive price points of any partners ➢ ***Update – 3rd largest customer -30% Q4 '15 vs. Q1 '16***
ODx OD EXCELLENCE	➢ $3 million annual sales in Zeiss, $2.6 million sales in VSP ➢ Agreement finalizing with PFO as primary provider to members ➢ ***Update – Agreement never executed. Business under contract to sell***
grandvision	➢ #1 Optical Retailer in EU ➢ ***Update – n/a Not a customer***
MARCH® Vision Care	➢ Administrator of managed care programs ➢ ***Update – 2nd largest customer + 124% YOY***
COAST TO COAST™ VISION	➢ Market directly to ECP members so they will ask for PFO Global products ➢ ***Update – n/a Not a customer***
MES Vision®	➢ Commercial vision plans available through Blue Cross of California ➢ Custom web portal development for fulfillment through PFO Global ➢ ***Update – Significant opportunity. Meeting 5/20***

16

Initiatives • Marketing – Position the PFO name as over arching parent company to brands • De - emphasize the PFO Global name to the marketplace, increase focus on industry recognized names with existing brand equity – Optima and sub - brands – Smart Eyewear – Other • Optima - Work to leverage legacy brand equity in product portfolio • Aggressive spend in trade publications • Distribution programs • Trade shows • National roadshow featuring Vitaris (re - launching under new brand) • Sales – Reorganize the sales force against large leverage points instead of the individual ECP » Key wholesale distributors » Retail Chains » Business development (Managed Care, Medicaid) 17

Initiatives • Product Marketing – Reviewed and updated frame vendors – Simplify lens offering • Smart Eyewear – Diversify supply – Manufacturing • Current – 1 primary supplier • Plan - 1 - 2 additional international suppliers to mitigate risk • Expansion of PFO Finishing Lab capacity • Added temporary US based capacity via outsourcing 12

Operational 19 • Move – Reduce overhead by moving to a large and less expensive office • Completed March 2016 – Consolidate Connecticut facility into Dallas Operation • Estimated Completion May 2016 • LMS – Install Lab Management System – Improved performance metrics (turnaround, time breakage productivity and cost) • Lab – Outsourcing to minimize current OT costs and improve service – Implement more sophisticated performance metrics (turnaround time, breakage, and cost) via LMS

Questions?